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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 1998



                         CHILDREN'S BROADCASTING CORPORATION
                (Exact name of registrant as specified in its charter)

          MINNESOTA                0-21534                      41-1663712
          ---------                -------                      ----------
(State or other jurisdiction  (Commission File No.)        (IRS Employer ID No.)
     of incorporation)

                 724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
                 ----------------------------------------------------
                       (Address of principal executive offices)


                                    (612) 338-3300
                                    --------------
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on January 27, 1998, and attached hereto as an exhibit, relating to the announcement that Global Broadcasting Company, Inc. has not closed upon the purchase of CBC's radio stations within the time provided under the purchase agreement between the parties.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99   Press Release dated January 27, 1998.

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 1998                CHILDREN'S BROADCASTING CORPORATION



                                   BY:   /s/ James G. Gilbertson
                                        -----------------------------------
                                        James G. Gilbertson
                                        Chief Operating Officer, Chief
                                        Financial Officer and Treasurer

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                                    EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION

99                  Press Release dated January 27, 1998